PROMISSORY NOTE

$6,900,000.00							Indianapolis, Indiana
									December 28, 2001

	FOR VALUE RECEIVED, the undersigned (collectively "Borrower") promise to pay to the order of Republic Bank, a Michigan Commercial Bank ("Lender"), at its office located at 201 S. Capitol Avenue, Suite 650, Indianapolis, Indiana 46225, or at such other place as the holder hereof may, from time to time, designate in writing, the principal sum of Six Million Nine Hundred Thousand Dollars ($6,900,000.00) or so much thereof as shall be advanced by Lender and remain unpaid, together with all costs herein provided and interest from the date of disbursement on the principal balance hereof and thereon until said amounts have been paid in full, without relief from valuation and appraisement laws.

	Interest shall accrue on the balance of principal remaining from time to time unpaid under this Note during each calendar month (whether full or partial) prior to December 31, 2011 (the "Maturity Date") at an annual rate equal to seven and three hundred seventy-five thousandths percent (7.375%) (the "Fixed Rate"). Interest on the principal balance from the date hereof until December 31, 2001 shall be due and payable on January 5, 2002.

	Commencing the fifth day of February, 2002 and continuing on the fifth day of each calendar month thereafter to and including December 5, 2011 equal monthly installments of principal and interest in the amount of Fifty-Five Thousand Five Hundred Nine and 17/100 Dollars ($55,509.17) shall be due and payable. If a payment date is other than on a business day (a day not a Saturday, Sunday or national holiday), the installment shall be due on the next business day. After maturity or the earlier acceleration of the indebtedness evidenced by this Note, or if said indebtedness has not been accelerated, during any period in which an Event of Default (as hereinafter defined) exists under this Note or any of the Loan Documents, Borrower shall pay interest on the balance of principal remaining unpaid during any such period at an annual rate (the "Default Rate") equal to twelve and three hundred seventy-five thousandths percent
(12.375%). The interest accruing under this paragraph shall be immediately due and payable by Borrower to the Lender and shall be additional indebtedness evidenced by this Note.

	This Note and all amounts due hereunder are secured by a Mortgage, Security Agreement and Fixture Filing (the "Mortgage") conveying to Lender a first mortgage security interest in certain real and personal property, together with the improvements thereon and the rents and profits thereof (the "Property"), providing for Loan Commitment Letter dated September 28, 2001 and accepted by Borrower on October 4, 2001, among other things, the disbursement of funds hereunder. Said Mortgage and Loan Commitment Letter, together with the Assignment of Rents and Leases, Environmental Indemnity Agreement and any other documents provided by Borrower shall hereinafter be referred to collectively as the "Loan Documents".

	If all or any part of any monthly payment due under this
Note is not received by Lender by the close of business on the tenth day of the calendar month in which such payment is due, the undersigned shall pay to Lender an administration charge equal to three percent (3%) of such payment or Two Hundred Fifty Dollars ($250.00), whichever is greater, such administrative charge to be immediately due and payable without notice or demand by Lender.

	Prior to the Maturity Date, the undersigned shall have the right at any time to prepay all (or any part) of the indebtedness evidenced hereby upon no less than thirty (30) days written notice to Lender by paying to Lender an amount equal to the sum of (i) the principal balance of the indebtedness to be paid, (ii) all interest accrued to the date of such prepayment, (iii) any administrative charge or charges then due and owing and (iv) five percent (5%) of the then outstanding principal balance if prepayment is made on or before January 1, 2005, four percent
(4%) of the then outstanding principal balance if prepayment is made after January 1, 2005 and on or before January 1, 2006, three percent (3%) of the then outstanding principal balance if prepayment is made after January 1, 2006 and on or before January 1, 2007, two percent (2%) of the then outstanding principal balance if prepayment is made after January 1, 2007 and on or before January 1, 2008 and one percent (1%) of the then outstanding principal balance if prepayment is made at any time after January 1, 2008. Borrower agrees that the prepayment fee is payable as liquidated damages for the loss of the benefit of the bargain and its payment shall not in any way reduce, affect or impair any other obligation of Borrower under this Note or any of the Loan Documents. Any partial prepayments shall be credited against installments of principal in the inverse order of their maturities.

	Notwithstanding the foregoing, the undersigned shall have the right, after October 1, 2011, to prepay all of the indebtedness evidenced hereby without any prepayment penalty or premium, provided that no less than thirty (30) days notice is given to Lender.

	If the maturity of the indebtedness evidenced hereby is accelerated by Lender as a consequence of the occurrence of an Event of Default, or in the event the right to foreclose the Mortgage shall otherwise accrue to Lender, Borrower agrees that an amount equal to the above-described prepayment premium shall be added to the balance of unpaid principal and interest then outstanding, and the indebtedness evidenced hereby shall not be discharged except: (i) by payment of such prepayment premium, together with the balance of principal and interest and all other sums then outstanding (if Borrower tenders payment of the indebtedness evidenced hereby prior to judicial confirmation of foreclosure sale); or (ii) by inclusion of such prepayment premium as a part of the indebtedness evidenced hereby in any such judicial order or judgment of foreclosure.

	Borrower acknowledges that the Loan was made on the basis and assumption that Lender would receive the payments of principal and interest set forth herein for the full term hereof.

Therefore, whenever the maturity hereof has been accelerated by Lender by reason of the occurrence of an Event of Default under this Note or any other of the Loan Documents, including an acceleration by reason of sale, conveyance, further encumbrance or other Event of Default (which acceleration shall be at Lender's sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due hereunder, a premium equal to the prepayment premium that would be payable if such principal balance had been voluntarily prepaid by Borrower.

	It is agreed that time is of the essence in the performance of all obligations hereunder and under the Loan Documents. It shall be an Event of Default hereunder if any "Event of Default" occurs under any of the Loan Documents. If an Event of Default hereunder occurs, unless Lender elects otherwise, the entire principal balance of this Note, irrespective of the maturity date specified herein, together with the then accrued and unpaid interest thereon and other charges hereunder shall become immediately due and payable without notice to the undersigned, and Lender may, immediately or at any time thereafter, exercise any or all remedies available to a secured party with respect to all collateral securing this Note. Lender may, at its option, delay in or refrain from exercising some or all of its rights and remedies without prejudice thereto and regardless of prior forbearance.

	Upon the occurrence of any Event of Default hereunder, or upon maturity hereof (by acceleration or otherwise), the entire unpaid principal sum shall bear interest, from the date of occurrence of such Event of Default or upon maturity and after judgment and until collection, at the Default Rate. The aforesaid Default Rate interest, when and if applicable, shall be due and payable immediately without notice or demand.

 	This Note shall be binding on the Borrower and their heirs, administrators and personal representatives. All makers, endorsers, guarantors and sureties hereof agree jointly and severally that if, and as often as, this Note is placed in the hands of any attorneys for collection or to defend or enforce any of the Lender's rights hereunder or under the Loan Documents, the undersigned shall pay to Lender on demand its reasonable attorney fees, together with all court costs and other expenses provided in the Loan Documents paid by Lender.

	All makers, endorsers, guarantors and sureties hereof jointly and severally waive presentment, protest, notice of protest, notice of dishonor, diligence in collection, the benefit of any exemption under any laws if applicable, and any, and all other notices and matters of a like nature. All makers, endorsers, guarantors and sureties consent to (i) any renewal, extension or modification (whether one or more) of the terms of the Loan Documents, including the terms or time of payment under this Note, (ii) the release or surrender, exchange or substitution of all or any part of the security, whether real or personal or direct or indirect, for the payment hereof, (iii) the granting of any other waiver or concession to the undersigned, and (iv) the taking or releasing of other or additional parties primarily or contingently liable hereunder. Any such renewal, extension, modification, release, surrender, exchange or substitution may be made without notice to the undersigned and any endorsers, guarantors and sureties hereof and without affecting the liability of said parties hereunder.

	The remedies of this Note and the Loan Documents providing for the enforcement of the payment of the principal sum thereby secured, together with interest thereon, and for the performance of the covenants, terms and conditions contained therein, are cumulative and concurrent and may be pursued singularly or successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur. When the obligations evidenced by this Note become due, by acceleration or otherwise, Lender may, at its option, demand, sue for, collect or make any compromise or settlement it deems necessary or desirable. Prior to Lender obtaining possession of the collateral held as security Lender shall not be required to take any steps necessary to preserve or create any rights, benefits or privileges in the collateral held as security herefor, all of which the undersigned hereby assume to do. In the event the obligations evidenced by this Note are accelerated, any indebtedness owing to any of the undersigned from Lender may be used and applied by Lender as a payment hereunder and as a payment on any other indebtedness owing hereunder or to declare a default for failure to make prompt payment. Further, the waiver by Lender or failure to enforce any other term, covenant or condition of this Note, or the Loan Documents or to declare any default hereunder or thereunder, shall not operate as a waiver of any subsequent default or affect the right of Lender to exercise any right or remedy not expressly waived in writing by Lender.

 	BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND LENDER BY ITS ACCEPTANCE OF THIS NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN
ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT
OF OR OTHERWISE RELATING TO THIS NOTE, OR ANY OTHER DOCUMENT OR INSTRUMENT HERETOFORE, NOW OR HEREAFTER EXECUTED AND/OR
DELIVERED IN CONNECTION THEREWITH, THE LOAN SECURED BY THIS INSTRUMENT OR IN ANY WAY RELATED TO THIS TRANSACTION OR
OTHERWISE WITH RESPECT TO THE PROPERTY.

	BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS INSTRUMENT OR ANY OF THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN THE CIRCUIT OR SUPERIOR COURT OF MARION COUNTY, INDIANA OR HAMILTON COUNTY, INDIANA, OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF INDIANA OR, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION AND WHICH HAS JURISDICTION. BORROWER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THIS INSTRUMENT. BORROWER WAIVES ANY CLAIM THAT MARION COUNTY, INDIANA OR HAMILTON COUNTY, INDIANA OR THE SOUTHERN DISTRICT OF INDIANA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD BORROWER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWER SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWER HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

	The unenforceability or invalidity or any one or more provisions of this Note shall not render any other provision herein contained unenforceable or invalid.

	This Note and all of the Loan Documents have been executed and delivered in the State of Indiana and shall be governed by and construed in accordance with the laws of the State of Indiana.

	Whenever Lender is referred to in this Note, such reference shall be deemed to include the successors and assigns of Lender, including, without limitation, any subsequent assignee or holder of this Note, and all covenants, provisions and agreements by or on behalf of the undersigned and any endorsers, guarantors and sureties hereof which are contained herein shall inure to the benefit of the successors and assigns of Lender.

	Notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, nothing herein contained nor any transaction related hereto shall be construed or shall operate either presently or prospectively to require the undersigned to pay interest in excess of the maximum permissible interest rate allowed by law. If any excess of interest in such respect is provided for, in this Note or any of the documents securing payment hereof or otherwise relating hereto, then in such event the effective rate of interest shall be automatically subject to reduction to the maximum permissible interest rate allowed by law.

	This Note was executed in Marion County, Indiana.

STANDARD MANAGEMENT CORPORATION


						By:
						____________________________________
						Gerald R. Hochgesang, Senior Vice
						President and Treasurer

STATE OF INDIANA	)
 				) SS:
COUNTY OF MARION	)

	Before me, a Notary Public in and for said County and State, personally appeared Gerald R. Hochgesang, the Senior Vice
President and Treasurer of STANDARD MANAGEMENT CORPORATION, an
Indiana corporation, who, after having been duly sworn, acknowledged the execution of the foregoing Promissory Note for and on behalf of such corporation.

	Witness my hand and Notarial Seal this 28th day of December, 2001.


					_________________________________________
						Jeffrey A. Abrams, Notary Public

My Commission Expires:  September 20, 2008
My County of Residence:  Hamilton